UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 5.03 — AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.02 —	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On May 10, 2017, as detailed below under Item 5.07, the shareholders of Calpine Corporation (the “Company”) at the annual meeting of shareholders (the “Annual Meeting”) voted to approve the adoption of the Calpine Corporation 2017 Equity Incentive Plan (the “2017 Equity Incentive Plan”) and the Calpine Corporation 2017 Equity Compensation Plan for Non-Employee Directors (the “2017 Director Plan”). As more fully described in the Company’s proxy statement relating to the Annual Meeting, the Board of Directors of the Company adopted each of the 2017 Equity Incentive Plan and the 2017 Director Plan on February 15, 2017, subject to the approval of the Company’s shareholders at the Annual Meeting.
Upon approval by the Company’s shareholders at the Annual Meeting, the 2017 Equity Incentive Plan became effective and replaced the Company’s 2008 Equity Incentive Plan. The 2017 Equity Incentive Plan provides for grant of equity-based awards to certain eligible executives, employees and consultants of the Company and its affiliates and provides for issuance of 23,000,000 newly authorized shares plus an additional approximately 387,615 shares representing shares that have been approved by the Company’s shareholders for issuance under the 2008 Equity Incentive Plan, but which have not been awarded under the 2008 Equity Incentive Plan (or which have been awarded, but will not be issued due to expiration, forfeiture, cancellation, settlement in cash in lieu of shares or otherwise). The 2017 Equity Incentive Plan will continue in effect until 2027 unless earlier terminated by the Board of Directors of the Company or the Compensation Committee.
Upon approval by the Company’s shareholders at the Annual Meeting, the 2017 Director Plan will become effective as of May 11, 2017, will replace the Company’s 2008 Amended and Restated Director Incentive Plan, and will continue in effect until 2027 unless earlier terminated by the Board of Directors of the Company. Effective as of May 10, 2017, the 2008 Director Plan terminated. The 2017 Director Plan provides for issuance of 300,000 newly authorized shares and authorizes the Company’s Board of Directors to grant equity-based awards to non-employee directors.
A brief summary of each of the 2017 Equity Incentive Plan and the 2017 Director Plan is included under Proposal 5 and Proposal 6, respectively, in the Company’s proxy statement relating to the Annual Meeting. The foregoing summary is qualified in its entirety by reference to the complete copy of the 2017 Equity Incentive Plan and the 2017 Director Plan, attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated by reference herein.

ITEM 5.03 —	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On May 10, 2017, as detailed below under Item 5.07, the shareholders of the Company voted to approve certain amendments to the Company’s bylaws to adopt “proxy access” and to implement conforming revisions to related procedures for shareholders to nominate directors or propose other matters for consideration at shareholder meetings. The amended and rested bylaws became effective on May 10, 2017, immediately upon the approval by the Company’s shareholders. The foregoing summary is qualified in its entirety by reference to the complete copy of the amended and restated bylaws of Calpine Corporation, which is attached as Exhibit 3.1 to this report and incorporated herein by reference.
ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a) The Annual Meeting was held on May 10, 2017. There were 361,008,055 shares of common stock entitled to be voted, and 319,546,383 shares present in person or represented by proxy at the Annual Meeting. Eight items of business were acted upon by shareholders at the Annual Meeting: (1) the election of nine directors nominated by the Board to serve until the 2018 annual meeting of shareholders and until their successors are elected and duly qualified, (2) ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, (3) approval, on an advisory basis, of named executive officer compensation, (4) approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation, (5) approval of the 2017 Equity Incentive Plan, (6) approval of the 2017 Director Plan, (7) amendment and restatement of the Company’s bylaws, and (8) vote on a shareholder proposal regarding lobbying activities and expenditures.
(b) The voting results are as follows:

Proposal 1 — Election of Directors

				Broker
Names	For	Against	Abstentions	Non-Votes
Mary L. Brlas	286,232,942	600,818	1,156,707	31,555,916
Frank Cassidy	283,767,347	2,973,530	1,249,590	31,555,916
Jack A. Fusco	285,740,310	1,008,511	1,241,646	31,555,916
John B. (Thad) Hill III	285,109,041	1,047,025	1,834,401	31,555,916
Michael W. Hofmann	284,388,156	2,356,759	1,245,552	31,555,916
David C. Merritt	284,159,560	2,562,787	1,268,120	31,555,916
W. Benjamin Moreland	264,668,657	22,076,787	1,245,023	31,555,916
Robert A. Mosbacher, Jr.	283,847,179	2,892,908	1,250,380	31,555,916
Denise M. O'Leary	284,290,343	2,546,815	1,153,309	31,555,916

Proposal 2 — To Ratify the Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2017

For	316,473,092
Against	1,917,921
Abstentions	1,155,370
Broker Non-Votes	—

Proposal 3 — To Approve, on an Advisory Basis, Named Executive Officer Compensation

For	277,364,560
Against	9,363,907
Abstentions	1,262,000
Broker Non-Votes	31,555,916

Proposal 4 — To Approve, on an Advisory Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation

One Year	269,346,337
Two Years	689,684
Three Years	16,746,608
Abstentions	1,207,838
Broker Non-Votes	31,555,916

Proposal 5 — To Approve the Calpine Corporation 2017 Equity Incentive Plan

For	262,495,225
Against	25,274,276
Abstentions	220,966
Broker Non-Votes	31,555,916

Proposal 6 — To Approve the Calpine Corporation 2017 Equity Compensation Plan for Non-Employee Directors

For	265,059,519
Against	22,697,093
Abstentions	233,855
Broker Non-Votes	31,555,916

Proposal 7 — To Amend and Restate the Company's Bylaws to Adopt “Proxy Access” and to Implement Conforming Revisions to Related Procedures for Shareholders to Nominate Directors or Propose Other Matters for Consideration at Shareholder Meetings

For	285,900,515
Against	774,084
Abstentions	1,315,868
Broker Non-Votes	31,555,916

Proposal 8 — Shareholder Proposal Regarding Annual Report on Lobbying Activities and Expenditures

For	77,987,649
Against	205,765,164
Abstentions	4,237,654
Broker Non-Votes	31,555,916
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company (as amended May 10, 2017)

10.1	Calpine Corporation 2017 Equity Incentive Plan†

10.2	Calpine Corporation 2017 Equity Compensation Plan for Non-Employee Directors†
______________________________
†    Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: May 10, 2017

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company (as amended May 10, 2017)

10.1	Calpine Corporation 2017 Equity Incentive Plan†

10.2	Calpine Corporation 2017 Equity Compensation Plan for Non-Employee Directors†
______________________________
†    Management contract or compensatory plan, contract or arrangement.